Promissory Notes	9 Months Ended
Sep. 30, 2012
Promissory Notes [Abstract]
Promissory Notes

Note 5: Promissory Notes

As part of the Business Combination, promissory notes were issued by the Company in the aggregate principal amount of $69.8 million (the "Promissory Notes"). The Promissory Notes had a three year term, could be prepaid at any time without penalty, and bore interest at a rate of 4% per annum, payable quarterly. Upon the issuance of senior indebtedness where the proceeds of such indebtedness were used to repay not less than 50% of the aggregate principal amount of the Promissory Notes, the term of the Promissory Notes would be extended to the date 180 days following the term of such senior indebtedness and the interest rate on the outstanding principal amount of the Promissory Notes will increase to 10% per annum. If the Promissory Notes were not repaid by the Company in full by the third anniversary of the consummation of the Business Combination, up to an aggregate of $20,000,000 of the then-outstanding principal amount of the Promissory Notes would have been convertible into shares of the Company's common stock at a conversion price of $10.00 per share.

Subsequent to the balance sheet date, the Company obtained a $100 million senior secured credit facility which was utilized, in part, to repay the Promissory Notes in full (See Note 10).